Asset retirement obligations	12 Months Ended
Dec. 31, 2011
Asset Retirement Obligation Disclosure [Abstract]
Asset retirement obligations

14. Asset retirement obligations

The changes in the asset retirement obligation liability are as follows:

	December 31,	December 31,
	2011	2010
	$	$

Balance, beginning of period	79,050	72,244
Increase in obligations for:
Kingman remediation costs (i)	1,260,169	-
Accretion expense	27,484	6,806
Balance, end of period	1,366,703	79,050

The total undiscounted amount of estimated cash flows required to settle the asset retirement obligations is $5,145,596 (2010 - $820,504), which has been discounted using credit adjusted discount rates ranging from 6.36% to 9.42% per annum. The majority of the reclamation obligations are not expected to be paid until 2031.

(i) Pursuant to resolution 2007-404 from the Mohave County Board of Supervisors, the Company is required to fully decommission the Kingman site at the end of the life of the project.